Exhibit 4.10

Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and between the Parties below as of January 20, 2016 in Beijing, China:

(1)                       ChinaCache International Holdings Ltd. (“Lender”), a Cayman corporation, organized and existing under the company law of the Cayman Islands, British West Indies (‘Cayman”), with its address at Offshore Incorporations (Cayman) Limited, Scotia Center, 4th Floor, P.O. Box 2804, George Town, Cayman Islands, British West Indies;

(2)                       Song Wang (“Borrower”), a citizen of the People’s Republic of China (“China”) with Chinese Identification NO.:      , whose address is at     .

Each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas,

Borrower intends to subscribe the increased registered capital in the amount of RMB 5,500,000 of Beijing Blue I.T. Technologies Co., Ltd. (“Borrower Company”) After such capital increase, the Borrower will hold 55% of the equity interest of the Company;

Lender intends to provide Borrower with a loan to be used for the purposes set forth under this Agreement. After friendly consultation, the Parties agree as follows:

1                      Loan

1.1                     In accordance with the terms and conditions of this Agreement, Lender agrees to provide a loan in USD equivalent to the amount of RMB 5,500,000 (the “Loan”) to Borrower. The term of the Loan shall be ten years from the date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:

1.1.1                     30 days elapse after Borrower receives a written notice from Lender requesting repayment of the Loan;

1.1.2                     Borrower’s death, lack or limitation of civil capacity;

1.1.3                     Borrower ceases (for any reason) to be an employee of Lender, Borrower Company or their affiliates;

1.1.4                     Borrower engages in criminal act or is involved in criminal activities;

1.1.5                     Any third party filed a claim against Borrower that exceeds RMB100,000; or

1.1.6                     According to the applicable laws of China, foreign investors are permitted to invest in the value-added telecommunication business, including Internet content delivery network business, and/or other business approved by Lender in China with a controlling stake or in the form of wholly-foreign-owned enterprises, the relevant competent authorities of China begin to approve such investments, and Lender exercises the exclusive option under the Exclusive Option Agreement (the “Exclusive Option Agreement”) described in this Agreement.

1.2                     Lender agrees to remit the total amount of the Loan to the account designated by Borrower within 20 days after receiving a written notification from the Borrower regarding the same, provided that all the conditions precedent in Section 2 are fulfilled. Borrower shall provide Lender with a written receipt for the Loan upon receiving the Loan. The Loan provided by Lender under this Agreement shall inure to Borrower’s benefit only and not to Borrower’s successors or assigns.

1.3                     Borrower agrees to accept the aforementioned Loan provided by Lender, and hereby agrees and warrants using the Loan to purchase the increased registered capital of the Borrower Company. Without Lender’s prior written consent, Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4                     Lender and Borrower hereby agree and acknowledge that Borrower’s method of repayment shall be at the sole discretion of Lender, and may at Lender’s option take the form of Borrower’s transferring the Borrower Equity Interest in whole to Lender or Lender’s designated persons (legal or natural persons) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement.

1.5                     Lender and Borrower hereby agree and acknowledge that any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used to repay the Loan to Lender, in accordance with this Agreement and in the manner designated by Lender.

1.6                     Lender and Borrower hereby agree and acknowledge that to the extent permitted by applicable laws, Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.7                     Borrower also undertakes to execute an irrevocable Power of Attorney (the “Power of Attorney”), which authorizes a legal or natural person designated by Lender to exercise all of Borrower’s rights as a shareholder of Borrower Company.

1.8                     When Borrower transfers Borrower Equity Interest to Lender or Lender’s designated person(s), the transfer price of such equity interest shall equal to the outstanding principal of the Loan under this Agreement. The Loan under this Agreement shall be deemed an interest-free loan.

2.                   Conditions Precedent

The obligation of Lender to provide the Loan to Borrower contemplated in Section 1.1 shall be subject to the satisfaction of the following conditions, unless waived in writing by Lender.

2.1                     Lender receives the written notification for drawdown under the Loan sent by Borrower according to Section 1.2.

2.2                     Borrower Company and Lender or other person (legal or person) designated by Lender have officially executed Exclusive Business Cooperation Agreement, a Trademarks License Agreements, and an Domain Names License Agreement (collectively “Business Agreements”), under which Lender or other person designated by Lender, as exclusive service provider, will provide Borrower Company with technical service and business consulting service.

2.3                     Borrower, Borrower Company and Lender or other person (legal or natural person) designated by Lender have executed a Share Pledge Agreement (“Share Pledge Agreement”), the contents of which have been confirmed, and according to the Share Pledge Agreement, Borrower agrees to pledge Borrower Equity Interest to Lender or other person designated by Lender.

2.4                     Borrower, Lender and Borrower Company have officially executed an Exclusive Option Agreement, the contents of which have been confirmed, and under which Borrower shall irrevocably grant Lender an exclusive option to purchase all of the Borrower Equity Interest.

2.5                     Borrower has executed an irrevocable Power of Attorney (“Power of Attorney”), which authorizes Lender or Lender’s wholly-owned PRC subsidiary or other person (legal or natural person) designated by Lender to exercise all of Borrower’s rights as a shareholder in Borrower Company.

2.6                     The aforementioned Share Pledge Agreement, Power of Attorney, Exclusive Option Agreement and Business Agreements have been entered into before or on the date of execution of this Agreement and shall have full legal validity without any default or encumbrance related to these agreements or contracts, and all the related filing procedures, approvals, authorization, registrations and government procedures have been completed (as applicable).

2.7                     All the representations and warranties by Borrower in Section 3.2 are true, complete, correct and not misleading.

2.8                     Borrower has not violated the covenants in Section 4 of this Agreement, and no event which may affect Borrower’s performance of its obligations under this Agreement has occurred or is expected to occur.

3.                   Representations and Warranties

3.1                     Between the date of this Agreement and the date of termination of this Agreement, Lender hereby makes the following representations and warranties to Borrower:

3.1.1                     Lender is a corporation duly organized and legally existing in accordance with the laws of Cayman;

3.1.2                     Lender has the legal capacity to execute and perform this Agreement. The execution and performance by Lender of this Agreement is consistent with Lender’s scope of business and the provisions of Lender’s corporate by laws and other organizational documents, and Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

3.1.3                     This Agreement constitutes Lender’s legal, valid and binding obligations enforceable in accordance with its terms.

3.2                     Between the date of this Agreement and the date of termination of this Agreement, Borrower hereby makes the following representations and warranties:

3.2.1                     Borrower has the legal capacity to execute and perform this Agreement. Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

3.2.2                     This Agreement constitutes Borrower’s legal, valid and binding obligations enforceable in accordance with its terms; and

3.2.3                     There are no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower.

4.                   Borrower’s Covenants

4.1                     As and when he becomes, and for so long as he remains a shareholder of Borrower Company, Borrower covenants irrevocably that during the term of this Agreement, Borrower shall cause Borrower Company:

4.1.1                     to strictly abide by the provisions of the Exclusive Option Agreement and the Business Agreements, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement;

4.1.2                     at the request of Lender (or a party designated by Lender), to execute contracts/agreements on business cooperation with Lender (or a party designated by Lender), and to strictly abide by such contracts/agreements;

4.1.3                     to provide Lender with all of the information on Borrower Company’s business operations and financial condition at Lender’s request;

4.1.4                     to immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Company’s assets, business or income;

4.1.5                     at the request of Lender, to appoint any persons designated by Lender as directors of Borrower Company;

4.2                     Borrower covenants that during the term of this Agreement, he shall:

4.2.1                     endeavor to keep Borrower Company to engage in its current content delivery network businesses;

4.2.2                     abide by the provisions of this Agreement, the Power of Attorney, the Share Pledge Agreement and the Exclusive Option Agreement, perform his obligations under this Agreement, the Power of Attorney, the Share Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Power of Attorney, the Share Pledge Agreement and the Exclusive Option Agreement;

4.2.3                     not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest or the encumbrance, except in accordance with the Share Pledge Agreement;

4.2.4                     cause any shareholders’ meeting and/or the board of directors of Borrower Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to Lender or Lender’s designated person;

4.2.5                     cause any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of Lender;

4.2.6                     immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Equity Interest;

4.2.7                     to the extent necessary to maintain his ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

4.2.8                     without the prior written consent of Lender, refrain from any action / omission that may have a material impact on the assets, business and liabilities of Borrower Company;

4.2.9                     appoint any designee of Lender as director of Borrower Company, at the request of Lender;

4.2.10              to the extent permitted by the laws of China, at the request of Lender at any time, promptly and unconditionally transfer all of Borrower Equity Interest to Lender or Lender’s designated representative(s) at any time, and cause the other shareholders of Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section;

4.2.11              to the extent permitted by the laws of China, at the request of Lender at any time, cause the other shareholders of Borrower Company to promptly and unconditionally transfer all of their equity interests to Lender or Lender’s designated representative(s) at any time, and Borrower hereby waives his right of first refusal (if any) with respect to the share transfer described in this Section;

4.2.12              in the event that Lender purchases Borrower Equity Interest from Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to Lender; and

4.2.13              without the prior written consent of Lender, not to cause Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

5.                   Liability for Default

5.1                     In the event either Party breaches this Agreement or otherwise causes the non-performance of this Agreement in part or in whole, the Party shall be liable for such breach and shall compensate all damages (including litigation and attorneys fees) resulting therefrom. In the event that both Parties breach this Agreement, each Party shall be liable for its respective breach.

5.2                     In the event that Borrower fails to perform the repayment obligations set forth in this Agreement, Borrower shall pay overdue interest of 0.01% per day for the outstanding payment, until the day Borrower repays the full principal of the Loan, overdue interests and other payable amounts.

6.                   Notices

6.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

6.1.1                     Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery.

6.1.2                     Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

6.2                     For the purpose of notices, the addresses of the Parties are as follows:

Lender:    ChinaCache International Holdings Ltd.

Address: Offshore Incorporations (Cayman) Limited, Scotia Center, 4tnFloor, P.O. Box 2804, George Town, Cayman Islands, British West Indies

Attn: General Manager

Borrower: Song Wang

Address:

6.3                     Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

7.                   Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. The Parties shall maintain the confidentiality of all such information, and without the written consent of other Party, either Party shall not disclose any relevant information to any third party, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

8.                   Governing Law and Resolution of Disputes

8.1                     The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

8.2                     In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

8.3                     Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

9.                   Miscellaneous

9.1                     This Agreement shall become effective on the date thereof, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

9.2                     This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy with equal legal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

9.3                     This Agreement may be amended or supplemented through written agreement by and between Lender and Borrower. Such written amendment agreement and/or supplementary agreement executed by and between Lender and Borrower are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

9.4                     In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

9.5                     The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year herein above first written.

Lender: ChinaCache International Holdings Ltd.

By:	/s/ Xiaohong Kou
Name: Xiaohong Kou
Title: Director

Borrower: Song Wang

By:	/s/ Song Wang

Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and between the Parties below as of January 20, 2016 in Beijing, China:

(1)                       ChinaCache International Holdings Ltd. (“Lender”), a Cayman corporation, organized and existing under the company law of the Cayman Islands, British West Indies (‘Cayman”), with its address at Offshore Incorporations (Cayman) Limited, Scotia Center, 4th Floor,P.O. Box 2804,George Town, Cayman Islands, British West Indies;

(2)                       Xiaohong Kou (“Borrower”), a citizen of the People’s Republic of China (“China”) with Chinese Identification NO.:      ,whose address is at      .

Each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas,

Borrower intends to subscribe the increased registered capital in the amount of RMB 4,500,000 of Beijing Blue I.T. Technologies Co., Ltd. (“Borrower Company”) After such capital increase, the Borrower will hold 45% of the equity interest of the Company;

Lender intends to provide Borrower with a loan to be used for the purposes set forth under this Agreement. After friendly consultation, the Parties agree as follows:

1.                  Loan

1.1                     In accordance with the terms and conditions of this Agreement, Lender agrees to provide a loan in USD equivalent to the amount of RMB 4,500,000 (the “Loan”) to Borrower. The term of the Loan shall be ten years from the date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:

1.1.1                     30 days elapse after Borrower receives a written notice from Lender requesting repayment of the Loan;

1.1.2                     Borrower’s death, lack or limitation of civil capacity;

1.1.3                     Borrower ceases (for any reason) to be an employee of Lender, Borrower Company or their affiliates;

1.1.4                   Borrower engages in criminal act or is involved in criminal activities;

1.1.5                     Any third party filed a claim against Borrower that exceeds RMB 100,000;or

1.1.6                     According to the applicable laws of China, foreign investors are permitted to invest in the value-added telecommunication business, including Internet content delivery network business, and/or other business approved by Lender in China with a controlling stake or in the form of wholly-foreign-owned enterprises, the relevant competent authorities of China begin to approve such investments, and Lender exercises the exclusive option under the Exclusive Option Agreement (the “Exclusive Option Agreement”) described in this Agreement.

1.2                     Lender agrees to remit the total amount of the Loan to the account designated by Borrower within 20 days after receiving a written notification from the Borrower regarding the same, provided that all the conditions precedent in Section 2 are fulfilled. Borrower shall provide Lender with a written receipt for the Loan upon receiving the Loan. The Loan provided by Lender under this Agreement shall inure to Borrower’s benefit only and not to Borrower’s successors or assigns.

1.3                     Borrower agrees to accept the aforementioned Loan provided by Lender, and hereby agrees and warrants using the Loan to purchase the increased registered capital of the Borrower Company. Without Lender’s prior written consent, Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4                     Lender and Borrower hereby agree and acknowledge that Borrower’s method of repayment shall be at the sole discretion of Lender, and may at Lender’s option take the form of Borrower’s transferring the Borrower Equity Interest in whole to Lender or Lender’s designated persons (legal or natural persons) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement.

1.5                     Lender and Borrower hereby agree and acknowledge that any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used to repay the Loan to Lender, in accordance with this Agreement and in the manner designated by Lender.

1.6                     Lender and Borrower hereby agree and acknowledge that to the extent permitted by applicable laws, Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.7                     Borrower also undertakes to execute an irrevocable Power of Attorney (the “Power of Attorney”), which authorizes a legal or natural person designated by Lender to exercise all of Borrower’s rights as a shareholder of Borrower Company.

1.8                     When Borrower transfers Borrower Equity Interest to Lender or Lender’s designated person(s), the transfer price of such equity interest shall equal to the outstanding principal of the Loan under this Agreement. The Loan under this Agreement shall be deemed an interest-free loan.

2.                  Conditions Precedent

The obligation of Lender to provide the Loan to Borrower contemplated in Section 1.1 shall be subject to the satisfaction of the following conditions, unless waived in writing by Lender.

2.1                     Lender receives the written notification for drawdown under the Loan sent by Borrower according to Section 1.2.

2.2                     Borrower Company and Lender or other person (legal or person) designated by Lender have officially executed Exclusive Business Cooperation Agreement, a Trademarks License Agreements, and an Domain Names License Agreement (collectively “Business Agreements”), under which Lender or other person designated by Lender, as exclusive service provider, will provide Borrower Company with technical service and business consulting service.

2.3                     Borrower, Borrower Company and Lender or other person (legal or natural person) designated by Lender have executed a Share Pledge Agreement (“Share Pledge Agreement”), the contents of which have been confirmed, and according to the Share Pledge Agreement, Borrower agrees to pledge Borrower Equity Interest to Lender or other person designated by Lender.

2.4                     Borrower, Lender and Borrower Company have officially executed an Exclusive Option Agreement, the contents of which have been confirmed, and under which Borrower shall irrevocably grant Lender an exclusive option to purchase all of the Borrower Equity Interest.

2.5                     Borrower has executed an irrevocable Power of Attorney (“Power of Attorney”), which authorizes Lender or Lender’s wholly-owned PRC subsidiary or other person (legal or natural person) designated by Lender to exercise all of Borrower’s rights as a shareholder in Borrower Company.

2.6                     The aforementioned Share Pledge Agreement, Power of Attorney, Exclusive Option Agreement and Business Agreements have been entered into before or on the date of execution of this Agreement and shall have full legal validity without any default or encumbrance related to these agreements or contracts, and all the related filing procedures, approvals, authorization, registrations and government procedures have been completed (as applicable).

2.7 All the representations and warranties by Borrower in Section 3.2 are true, complete, correct and not misleading.

2.8                     Borrower has not violated the covenants in Section 4 of this Agreement, and no event which may affect Borrower’s performance of its obligations under this Agreement has occurred or is expected to occur.

3.                  Representations and Warranties

3.1                     Between the date of this Agreement and the date of termination of this Agreement, Lender hereby makes the following representations and warranties to Borrower:

3.1.1                     Lender is a corporation duly organized and legally existing in accordance with the laws of Cayman;

3.1.2                     Lender has the legal capacity to execute and perform this Agreement. The execution and performance by Lender of this Agreement is consistent with Lender’s scope of business and the provisions of Lender’s corporate by laws and other organizational documents, and Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

3.1.3                     This Agreement constitutes Lender’s legal, valid and binding obligations enforceable in accordance with its terms.

3.2                     Between the date of this Agreement and the date of termination of this Agreement, Borrower hereby makes the following representations and warranties:

3.2.1                     Borrower has the legal capacity to execute and perform this Agreement. Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

3.2.2                     This Agreement constitutes Borrower’s legal, valid and binding obligations enforceable in accordance with its terms; and

3.2.3                     There are no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower.

4.                  Borrower’s Covenants

4.1                     As and when he becomes, and for so long as he remains a shareholder of Borrower Company, Borrower covenants irrevocably that during the term of this Agreement, Borrower shall cause Borrower Company:

4.1.1                     to strictly abide by the provisions of the Exclusive Option Agreement and the Business Agreements, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement;

4.1.2                     at the request of Lender (or a party designated by Lender), to execute contracts/agreements on business cooperation with Lender (or a party designated by Lender), and to strictly abide by such contracts/agreements;

4.1.3                     to provide Lender with all of the information on Borrower Company’s business operations and financial condition at Lender’s request;

4.1.4                     to immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Company’s assets, business or income;

4.1.5                     at the request of Lender, to appoint any persons designated by Lender as directors of Borrower Company;

4.2                     Borrower covenants that during the term of this Agreement, he shall:

4.2.1                     endeavor to keep Borrower Company to engage in its current content delivery network businesses;

4.2.2                     abide by the provisions of this Agreement, the Power of Attorney, the Share Pledge Agreement and the Exclusive Option Agreement, perform his obligations under this Agreement, the Power of Attorney, the Share Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Power of Attorney, the Share Pledge Agreement and the Exclusive Option Agreement;

4.2.3                     not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest or the encumbrance, except in accordance with the Share Pledge Agreement;

4.2.4                     cause any shareholders’ meeting and/or the board of directors of Borrower Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to Lender or Lender’s designated person;

4.2.5                     cause any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of Lender;

4.2.6                     immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Equity Interest;

4.2.7                     to the extent necessary to maintain his ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

4.2.8                     without the prior written consent of Lender, refrain from any action / omission that may have a material impact on the assets, business and liabilities of Borrower Company;

4.2.9                     appoint any designee of Lender as director of Borrower Company, at the request of Lender;

4.2.10              to the extent permitted by the laws of China, at the request of Lender at any time, promptly and unconditionally transfer all of Borrower Equity Interest to Lender or Lender’s designated representative(s) at any time, and cause the other shareholders of Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section;

4.2.11              to the extent permitted by the laws of China, at the request of Lender at any time, cause the other shareholders of Borrower Company to promptly and unconditionally transfer all of their equity interests to Lender or Lender’s designated representative(s) at any time, and Borrower hereby waives his right of first refusal (if any) with respect to the share transfer described in this Section;

4.2.12              in the event that Lender purchases Borrower Equity Interest from Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to Lender; and

4.2.13              without the prior written consent of Lender, not to cause Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

5.                  Liability for Default

5.1                     In the event either Party breaches this Agreement or otherwise causes the non-performance of this Agreement in part or in whole, the Party shall be liable for such breach and shall compensate all damages (including litigation and attorneys fees) resulting therefrom. In the event that both Parties breach this Agreement, each Party shall be liable for its respective breach.

5.2                     In the event that Borrower fails to perform the repayment obligations set forth in this Agreement, Borrower shall pay overdue interest of 0.01% per day for the outstanding payment, until the day Borrower repays the full principal of the Loan, overdue interests and other payable amounts.

6.                          Notices

6.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

6.1.1           Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery.

6.1.2           Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

6.2                     For the purpose of notices, the addresses of the Parties are as follows:

Lender:                      ChinaCache International Holdings Ltd.

Address: Offshore Incorporations (Cayman) Limited, Scotia Center, 4tnFloor, P.O.

Box 2804, George Town, Cayman Islands, British West Indies

Attn: General Manager

Borrower: Xiaohong Kou

Address:

6.3                     Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

7.                  Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. The Parties shall maintain the confidentiality of all such information, and without the written consent of other Party, either Party shall not disclose any relevant information to any third party, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

8.                  Governing Law and Resolution of Disputes

8.1                     The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

8.2                     In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

8.3                     Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

9.                  Miscellaneous

9.1                     This Agreement shall become effective on the date thereof, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

9.2                     This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy with equal legal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

9.3                     This Agreement may be amended or supplemented through written agreement by and between Lender and Borrower. Such written amendment agreement and/or supplementary agreement executed by and between Lender and Borrower are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

9.4                     In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

9.5                     The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year herein above first written.

Lender: ChinaCache International Holdings Ltd.

By:	/s/ Xiaohong Kou
Name:	Xiaohong Kou
Title:	Director

Borrower:Xiaohong Kou

By:	/s/ Xiaohong Kou